THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC       QUARTERLY REPORT      DECEMBER 31, 2004

DEAR FELLOW SHAREHOLDERS:

   The Brandywine Funds finished 2004 on a strong note, with double-digit gains in the final quarter helping solidify their leads over the S&P 500 Index and other benchmarks in the 12 months through December.

   Brandywine Fund grew 13.11 percent for the year, surpassing returns in the all-cap Russell 3000 and Russell 3000 Growth Indexes of 11.95 and 6.93 percent. Brandywine Blue Fund grew 19.27 percent, beating its best-performing large-cap benchmark, the Russell 1000 Index, by nearly eight percentage points.

                      Brandywine Funds Outperform in 2004

                    Brandywine Fund                   13.11%
                    Russell 3000 Index                11.95%
                    Russell 3000 Growth Index          6.93%

                    Brandywine Blue Fund              19.27%
                    Russell 1000 Index                11.40%
                    S&P 500 Index                     10.88%
                    Russell 1000 Growth Index          6.30%

Total returns for the year ended December 31, 2004.

   Brandywine Blue was also a standout performer against its peers. Performance in 2004 earned Brandywine Blue a spot in the top 1 percent of the roughly 1,300 funds in Morningstar's large-cap growth category.

   The environment turned markedly better in the December quarter, as the primary concerns that held most stocks pat for much of the year, the election and a sharp rise in oil prices, dissipated with an incumbent presidential win and a reversal in oil prices.

   December-quarter gains were widespread, with every economic sector represented in both portfolios making a positive contribution. Brandywine grew
12.36 percent in the quarter, outpacing gains in the Russell 3000 and Russell 3000 Growth Indexes of 10.16 and 9.66 percent. Brandywine Blue grew 12.69 percent versus gains in the S&P 500, Russell 1000 and Russell 1000 Growth Indexes of 9.23, 9.80 and 9.17 percent.

   A major change in fortunes for the steel industry driven in part by the Chinese economy's growing consumption of basic materials was a significant positive theme that helped drive quarterly performance. Companhia Vale do Rio Doce (CVRD), a Brazilian company that supplies iron ore and other steel-making inputs, was Brandywine Blue's top contributor. CVRD finished second to Brandywine's top contributor United States Steel, which Blue did not hold because of its lower market capitalization.

   Industrial holdings were strong December-quarter contributors as they continued to hit their stride on the earnings front in a supportive economic climate.

                                        BRANDYWINE           BRANDYWINE BLUE
CUMULATIVE TOTAL RETURN                  % CHANGE               % CHANGE
-----------------------                 ----------           ---------------
QUARTER                                  12.36                   12.69
ONE YEAR                                 13.11                   19.27
FIVE YEARS                               -0.95                   10.06
TEN YEARS                               186.93                  216.54
INCEPTION                              1040.92*<F1>             552.50**<F2>

ANNUALIZED TOTAL RETURN
-----------------------
FIVE YEARS                               -0.19                    1.94
TEN YEARS                                11.12                   12.21
INCEPTION                                13.67*<F1>              14.36**<F2>

*<F1> 12/30/85   **<F2> 1/10/91

Performance data quoted represent past performance; past performance does not
-----------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
-------------------------
invest-ment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   For example, Ingersoll-Rand, Tyco International and Rockwell Automation (all held by both Funds) exceeded September-quarter expectations with 44, 47 and 70 percent earnings growth, respectively.

   Homebuilding-related holdings also contributed to performance, as earnings results for companies such as KB Home (Brandywine) and Lennar Corp. (Brandywine
Blue) belied predictions foretelling the end of the U.S. housing boom. Both companies beat expectations with 36 percent November-quarter earnings growth.

   Persistently solid demand for energy and a range of raw materials continues to reveal shortcomings in transportation networks around the world. From Yellow Roadway (Brandywine) adeptly taking on added volume in a North American trucking industry in flux to Burlington Northern Santa Fe (both Funds) capitalizing on a coal-driven surge in rail demand through superior logistical management, individual companies capitalizing on opportunities by road, rail and sea also aided results.

   Energy holdings posted the quarter's most modest gains, as the group lost some of its broad appeal when oil prices retreated from their much-publicized highs. Given their more pronounced presence in the portfolio than in benchmark indexes, energy holdings represented the most significant relative performance detractor.

   For more information on specific holdings that influenced December-quarter results the most, please see "Roses & Thorns" on pages 4 and 9.

   A lot of things went right in the December quarter, with the prices of many holdings reflecting solid links to their earnings results. We're encouraged by that, and we hope it continues. At the same time, we think the action of our energy holdings during the quarter provides a useful lesson on short-term performance.

   The investor mindset was pretty clear: Oil prices dropped and investor enthusiasm for energy stocks waned. But energy companies don't call tankers back to port or cap offshore drilling wells based on a drop in oil prices. Prices remain high enough to encourage exploration and production and low enough to preserve demand, a situation that should continue driving solid earnings growth for the energy-related companies we hold.

   The point is that groups of stocks can trade on sweeping judgments for brief periods. Eventually, however, individual-company earnings trends help investors make more accurate conclusions. As we begin 2005, we remain confident in the prospects of a number of companies that others seem less excited about based on top-down predictions for currency values, commodity prices and other macro factors.

   We don't disclose our internal earnings estimates, but suffice it to say that on average they are well ahead of the financial community's consensus estimates at this early point in the year, particularly among our energy and raw material holdings. We don't mind the diverging opinions, as our strategy hinges on isolating companies that exceed expectations.

   Thanks for your confidence in us. We look forward to a New Year in which your companies continue to prove Wall Street wrong!

   /s/ Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer

January 7, 2005

CAPITAL GAINS UPDATE . . .

The Brandywine Funds did not pay out capital gains distributions attributable to calendar year 2004. Brandywine's realized gains during the year did not exceed its loss carry-forward from prior periods, leaving the Fund in a net realized loss position of about $5.80 a share at the end of December. Brandywine Blue finished the year with a net realized gain of about $0.50 a share, but it did not occur in time to trigger a distribution for 2004. These estimates will change before the next distribution opportunity in October 2005, so please check future quarterly reports or our web site, www.brandywinefunds.com, for updates.

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

          1.   Tyco International Ltd.                          +12.0%
          2.   United States Steel Corp.                        +49.1%
          3.   MBNA Corp.                                        +0.8%
          4.   Companhia Vale do Rio Doce                       +26.1%
          5.   Ingersoll-Rand Co.                               +13.5%
          6.   Phelps Dodge Corp.                               +23.0%
          7.   Allstate Corp.                                   +30.2%
          8.   Weatherford International Ltd.                   +20.6%
          9.   Avaya Inc.                                       +21.0%
         10.   Chesapeake Energy Corp.                          +24.5%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             17%
                         S&P 500                    10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     36.1%

                                    MID CAP
                           $2 billion to $10 billion
                                     52.3%

                                   SMALL CAP
                                below $2 billion
                                     10.3%

                                      CASH
                                      1.3%

                            TOP TEN INDUSTRY GROUPS

Raw & Intermediate Materials (12.5%)
Machinery (8.5%)
Oil/Gas Services (8.2%)
Transportation Related (8.0%)
Communications Equipment/Services (7.4%)
Miscellaneous Manufacturing (6.2%)
Financial (6.1%)
Medical/Dental Products & Services (6.1%)
Insurance (5.0%)
Specialty Retailing (4.7%)
All Others (26.0%)
Cash (1.3%)

                                BRANDYWINE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                             $ GAIN
   BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN   REASON FOR MOVE
   -----------------      -------------   ------   ---------------
     United States
      Steel Corp.             $51.3        36.1    September-quarter earnings grew to $2.56 from a loss of $0.37 in the year-ago period. Strong demand driven by global economic growth amid tight supply has created pricing leverage. U.S. Steel is an integrated steel producer, meaning it mines its own raw materials for production, giving it a competitive advantage as material costs continue to rise.

    Companhia Vale
      do Rio Doce             $30.9        25.8    September-quarter earnings grew 35 percent. The leading producer of iron ore pellets, the key feedstock in steel production, enjoys strong pricing leverage in the year ahead thanks to demand for steel that is straining iron ore supply, which is expected to remain relatively static well into 2006. Expectations for
                                                   2005 earnings are up 27 percent since July.

Tyco International Ltd.       $27.8        16.6    September-quarter earnings jumped 48 percent, beating estimates. The diversified manufacturer continues to sell off lower-return businesses and reduce debt, while increasing investments to boost organic growth and profitability of core divisions. Free cash flow related to cost reductions and efficiency improvements allowed Tyco to increase its dividend eightfold.

        Nextel
 Communications, Inc.         $24.0        24.7    September-quarter earnings beat estimates as revenues grew 18 percent. Shares of the wireless phone carrier traded higher on news that it would be acquired by
                                                   Sprint, creating a company with roughly 35 million customers. Your team sold
                                                   Nextel following the announcement.

      Avaya Inc.              $23.5        23.4    September-quarter earnings more than tripled to $0.19 per share, beating estimates. Enterprise customers increasingly adopt Avaya's voice-over-Internet protocol (VoIP) solutions in an effort to cut costs while merging voice messaging, email messaging and desktop computing applications. A number of recent acquisitions expanded the company's domestic and international presence, allowing it to gain market share.

                             $ LOSS
   BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS   REASON FOR MOVE
   ----------------       -------------   ------   ---------------
    Motorola, Inc.            $8.8         6.6     The company exceeded September-quarter estimates with earnings of $0.20 a share, up from $0.06 a year ago. Your team sold Motorola after our research uncovered a large customer returning cell-phone inventory due to camera-module issues. While the sale locked in a slight gain from initial purchase, it took place at a time when tech stocks were under pressure, resulting in a decline for the quarter.

   Briggs & Stratton
         Corp.                $3.4         11.8    Shares declined after Murray, a customer, filed for bankruptcy protection.
                                                   Briggs & Stratton was forced to take a one-time charge related to unrecoverable sales of its lawn-mower engines to Murray, resulting in lower 2005 earnings prospects. Your team sold Briggs & Stratton to fund an idea with greater near-
                                                   term earnings visibility.

          FMC
  Technologies, Inc.          $2.6         14.1    The maker of drilling and production systems for offshore oil rigs beat
                                                   September-quarter earnings estimates as revenues jumped 25 percent. Shares traded lower along with other energy-related equities as crude oil prices fell.
                                                   Your team sold shares at an overall gain, as the effects of rising steel prices on well projects and weather on the company's citrus processing businesses clouded near-term earnings visibility.

      Visx, Inc.              $2.5         20.8    The maker of technology used in laser vision corrective surgery grew September-
                                                   quarter earnings 38 percent. Shares fell on concerns that lower procedure volumes would persist due to increased competition until the company's CustomVue platform was approved for use in additional procedures. Your team sold VISX to fund an idea with greater near-term upside.

         Ensco
  International, Inc.         $2.4         8.0     The offshore contract driller beat September-quarter earnings estimates by 13 percent. Ensco traded lower with energy-related stocks in general as the price for crude oil fell throughout the quarter. Your team sold Ensco to fund an idea with greater near-term upside.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2004
                                  (Unaudited)

  SHARES                                             COST        VALUE (B)<F4>
  ------                                             ----        -------------

COMMON STOCKS - 98.7% (A)<F3>

             APPAREL & SHOE RETAILERS - 1.5%
     99,600  bebe stores, inc.                  $    2,082,893  $    2,687,208
     99,200  Children's Place
               Retail Stores, Inc.                   3,169,301       3,673,376
     61,900  Deckers Outdoor Corp.                   2,568,822       2,908,681
    350,000  The Finish Line, Inc.                   6,440,495       6,405,000
    150,000  K-Swiss Inc.                            4,074,185       4,368,000
    610,000  The Men's Wearhouse, Inc.              16,280,097      19,495,600
    631,500  Talbots, Inc.                          17,963,538      17,195,745
                                                --------------  --------------
                                                    52,579,331      56,733,610

                  THIS SECTOR IS 7.9% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 4.6%
    769,000  Centex Corp.                           37,459,958      45,817,020
    192,600  Chicago Bridge & Iron Co.
              N.V.-NYS                               5,023,076       7,704,000
    300,000  Interline Brands, Inc.                  4,502,500       5,277,000
    484,300  KB Home, Inc.                          35,988,471      50,560,920
    500,300  Martin Marietta Materials, Inc.        24,563,545      26,846,098
    555,000  Standard Pacific Corp.                 30,254,627      35,597,700
                                                --------------  --------------
                                                   137,792,177     171,802,738

                  THIS SECTOR IS 24.7% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 4.1%
    225,000  Anteon International Corp.              7,279,571       9,418,500
    525,000  Armor Holdings, Inc.                   20,278,544      24,685,500
    250,000  CB Richard Ellis Group, Inc.            7,052,632       8,387,500
     50,000  Digitas Inc.                              501,970         477,500
  1,886,700  R. R. Donnelley & Sons Co.             63,548,916      66,581,643
    350,000  Fiserv, Inc.                           13,205,787      14,066,500
    182,800  Global Payments Inc.                    9,349,340      10,701,112
    250,000  Laureate Education Inc.                 9,273,215      11,022,500
    309,100  Navigant Consulting, Inc.               7,474,854       8,222,060
     25,000  Source Interlink Companies, Inc.          333,072         332,000
                                                --------------  --------------
                                                   138,297,901     153,894,815

                  THIS SECTOR IS 11.3% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 7.4%
  1,275,000  Andrew Corp.                           18,422,070      17,378,250
  7,200,000  Avaya Inc.                            102,320,325     123,840,000
  7,600,000  Corning Inc.                           87,788,474      89,452,000
  8,277,700  Lucent Technologies Inc.               31,414,419      31,124,152
    550,000  Polycom, Inc.                          12,409,082      12,826,000
                                                --------------  --------------
                                                   252,354,370     274,620,402

                  THIS SECTOR IS 8.8% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 1.9%
    162,200  AMETEK, Inc.                            5,335,170       5,785,674
     75,000  Avid Technology, Inc.                   4,548,005       4,631,250
    350,000  Avnet, Inc.                             6,607,522       6,384,000
    450,000  Celestica Inc.                          6,982,765       6,349,500
  1,445,000  Emulex Corp.                           22,767,078      24,333,800
    221,000  Rockwell Automation Inc.                6,933,156      10,950,550
    400,000  Thomas & Betts Corp.                   12,327,815      12,300,000
                                                --------------  --------------
                                                    65,501,511      70,734,774

                  THIS SECTOR IS 8.0% ABOVE YOUR FUND'S COST.

             ENERGY - 2.6%
    887,300  Arch Coal, Inc.                        28,674,240      31,534,642
  1,268,300  CONSOL Energy Inc.                     34,705,062      52,063,715
    413,422  Headwaters Inc.                        10,858,867      11,782,527
                                                --------------  --------------
                                                    74,238,169      95,380,884

                  THIS SECTOR IS 28.5% ABOVE YOUR FUND'S COST.

             FINANCIAL - 6.1%
  4,348,300  E*TRADE Financial Corp.                64,414,110      65,007,085
    145,300  Investors Financial Services Corp.      6,410,527       7,262,094
  5,375,000  MBNA Corp.                            150,263,822     151,521,250
    111,600  Silicon Valley Bancshares               3,500,291       5,001,912
                                                --------------  --------------
                                                   224,588,750     228,792,341

                  THIS SECTOR IS 1.9% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 3.3%
    924,900  Darden Restaurants, Inc.               24,687,412      25,656,726
  3,001,500  McDonald's Corp.                       86,706,229      96,228,090
                                                --------------  --------------
                                                   111,393,641     121,884,816

                  THIS SECTOR IS 9.4% ABOVE YOUR FUND'S COST.

             INSURANCE - 5.0%
  2,461,600  Allstate Corp.                         97,812,284     127,313,952
  1,272,700  ChoicePoint Inc.                       45,203,180      58,531,473
                                                --------------  --------------
                                                   143,015,464     185,845,425

                  THIS SECTOR IS 29.9% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 1.5%
    400,000  Nautilus Group, Inc.                    8,660,677       9,668,000
    825,000  Starwood Hotels & Resorts
              Worldwide, Inc.                       48,029,742      48,180,000
                                                --------------  --------------
                                                    56,690,419      57,848,000

                  THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

             MACHINERY - 8.5%
    150,000  Bucyrus International, Inc.             5,007,510       6,096,000
  1,190,000  Danaher Corp.                          59,082,952      68,317,900
  1,805,000  Ingersoll-Rand Co.                    127,702,352     144,941,500
    100,000  NS Group, Inc.                          2,058,725       2,780,000
  1,700,000  Pentair, Inc.                          54,069,907      74,052,000
    100,000  Roper Industries, Inc.                  5,076,290       6,077,000
    330,500  The Timken Co.                          6,629,662       8,599,610
    175,000  Wabash National Corp.                   4,266,217       4,712,750
                                                --------------  --------------
                                                   263,893,615     315,576,760

                  THIS SECTOR IS 19.6% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 6.1%
  1,133,200  Covance Inc.                           44,107,671      43,911,500
  1,550,000  Fisher Scientific International Inc.   69,002,993      96,689,000
    825,000  PerkinElmer, Inc.                      16,642,487      18,554,250
    315,900  Serologicals Corp.                      6,421,704       6,987,708
  1,975,000  Thermo Electron Corp.                  58,230,966      59,625,250
                                                --------------  --------------
                                                   194,405,821     225,767,708

                  THIS SECTOR IS 16.1% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 6.2%
    100,000  Cleveland-Cliffs Inc.                   6,605,452      10,386,000
    168,000  IPSCO, Inc.                             4,159,230       8,030,400
    500,000  Maverick Tube Corp.                    15,182,873      15,150,000
  5,474,400  Tyco International Ltd.               174,723,092     195,655,056
                                                --------------  --------------
                                                   200,670,647     229,221,456

                  THIS SECTOR IS 14.2% ABOVE YOUR FUND'S COST.

             OIL/GAS EXPLORATION - 2.8%
  6,304,500  Chesapeake Energy Corp.                83,538,359     104,024,250
    150,000  KCS Energy, Inc.                        1,988,650       2,217,000
                                                --------------  --------------
                                                    85,527,009     106,241,250

                  THIS SECTOR IS 24.2% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 8.2%
    124,200  Cal Dive International, Inc.            3,444,905       5,061,150
    125,000  Core Laboratories N.V.                  2,925,329       2,918,750
    214,400  Grant Prideco, Inc.                     3,344,192       4,298,720
    371,800  Halliburton Co.                        14,730,381      14,589,432
  1,350,000  Input/Output, Inc.                      9,567,281      11,934,000
  1,065,600  Nabors Industries, Ltd.                44,033,762      54,654,624
  2,270,000  National-Oilwell, Inc.                 76,933,145      80,108,300
    200,000  Superior Energy Services, Inc.          2,450,000       3,082,000
     85,000  Todco                                   1,420,302       1,565,700
  2,450,000  Weatherford International Ltd.        104,184,646     125,685,000
                                                --------------  --------------
                                                   263,033,943     303,897,676

                  THIS SECTOR IS 15.5% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 2.7%
    250,000  Affymetrix, Inc.                        8,481,772       9,137,500
     22,000  Medicines Co.                             543,638         633,600
  3,100,000  Teva Pharmaceutical
              Industries Ltd. SP-ADR                83,266,213      92,566,000
                                                --------------  --------------
                                                    92,291,623     102,337,100

                  THIS SECTOR IS 10.9% ABOVE YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 12.5%
    750,000  AK Steel Holding Corp.                 11,060,824      10,852,500
  5,200,000  Companhia Vale do Rio Doce ADR        119,664,774     150,852,000
    250,000  Oregon Steel Mills, Inc.                5,068,547       5,072,500
  1,400,000  Phelps Dodge Corp.                    112,574,286     138,488,000
  3,132,600  United States Steel Corp.             107,642,215     160,545,750
                                                --------------  --------------
                                                   356,010,646     465,810,750

                  THIS SECTOR IS 30.8% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 0.4%
  1,442,400  RF Micro Devices, Inc.                 10,768,982       9,866,016
    600,000  Skyworks Solutions, Inc.                6,503,670       5,658,000
                                                --------------  --------------
                                                    17,272,652      15,524,016

                  THIS SECTOR IS 10.1% BELOW YOUR FUND'S COST.

             SOFTWARE - 0.3%
     49,578  Computer Associates
              International, Inc.                            0       1,539,893
    425,000  Parametric Technology Corp.             2,517,345       2,503,250
     37,000  SERENA Software, Inc.                     687,588         800,680
    275,000  Sybase, Inc.                            4,703,508       5,486,250
    100,000  ValueClick, Inc.                          953,420       1,333,000
                                                --------------  --------------
                                                     8,861,861      11,663,073

                  THIS SECTOR IS 31.6% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 4.7%
    562,700  Dick's Sporting Goods, Inc.            18,243,622      19,778,905
  1,095,000  Dollar Tree Stores, Inc.               31,375,020      31,404,600
  1,289,900  Hughes Supply, Inc.                    38,270,674      41,728,265
  1,514,400  Michaels Stores, Inc.                  41,668,592      45,386,568
    322,600  MSC Industrial Direct Co., Inc.         9,152,296      11,607,148
    168,200  PETsMART, Inc.                          5,056,752       5,976,146
     99,700  ScanSource, Inc.                        7,142,285       6,197,352
    370,000  Yankee Candle Company, Inc.            11,129,642      12,276,600
                                                --------------  --------------
                                                   162,038,883     174,355,584

                  THIS SECTOR IS 7.6% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 8.0%
  1,199,000  Burlington Northern
              Santa Fe Corp.                        41,622,007      56,724,690
    455,200  CP Railway Ltd.                        11,409,996      15,663,432
    326,200  General Maritime Corp.                  7,320,345      13,031,690
    150,000  Old Dominion Freight Line, Inc.         4,330,860       5,220,000
    975,000  Ryder System, Inc.                     34,043,459      46,575,750
    375,000  SkyWest, Inc.                           6,785,503       7,522,500
     85,500  Top Tankers, Inc.                       1,497,033       1,389,375
    272,100  Tsakos Energy Navigation Ltd.           7,857,183       9,738,459
  1,200,000   Union Pacific Corp.                   75,532,091      80,700,000
    150,000  Werner Enterprises, Inc.                2,784,525       3,396,000
  1,052,400  Yellow Roadway Corp.                   45,327,672      58,629,204
                                                --------------  --------------
                                                   238,510,674     298,591,100

                  THIS SECTOR IS 25.2% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 0.3%
    220,000  Jarden Corp.                            8,265,078       9,556,800

                  THIS SECTOR IS 15.6% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
             Total common stocks                 3,147,234,185   3,676,081,078

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 2.6% (A)<F3>

             COMMERCIAL PAPER - 2.6%
$40,000,000  Illinois Tool Works Inc.,
             due 01/03/05, discount of 2.25%        39,995,000      39,995,000
 54,500,000  UBS Finance(DE) LLC,
             due 01/03/05 - 01/04/05,
             discounts of 2.18% - 2.38%             54,490,658      54,490,658
                                                --------------  --------------
             Total commercial paper                 94,485,658      94,485,658

             VARIABLE RATE DEMAND NOTE - 0.0%
  1,238,792  U.S. Bank, N.A., 2.17%                  1,238,792       1,238,792
                                                --------------  --------------
             Total short-term investments           95,724,450      95,724,450
                                                --------------  --------------
             Total investments                  $3,242,958,635   3,771,805,528
                                                --------------
                                                --------------
             Liabilities, less cash and
             receivables (1.3%) (A)<F3>                            (49,739,421)
                                                                --------------
                NET ASSETS                                      $3,722,066,107
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value, 500,000,000
             shares authorized), offering
             and redemption price
             ($3,722,066,107 / 136,934,922
             shares outstanding)                                        $27.18
                                                                        ------
                                                                        ------

(a)<F3>   Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
ADR - American Depository Receipt
N.V. - Netherlands Antilles Limited Liability Corporation
NYS - New York Registered Shares

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

         1.    Companhia Vale do Rio Doce                       +36.3%
         2.    Phelps Dodge Corp.                               +23.5%
         3.    Teva Pharmaceutical Industries Ltd.              +12.0%
         4.    Avaya Inc.                                       +17.6%
         5.    Tyco International Ltd.                          +16.9%
         6.    Ingersoll-Rand Co.                               +14.6%
         7.    MBNA Corp.                                        +2.4%
         8.    Danaher Corp.                                    +18.6%
         9.    Burlington Northern Santa Fe Corp.               +34.3%
        10.    Corning Inc.                                      +3.1%

                                EARNINGS GROWTH

                    YOUR COMPANIES                       20%
                    S&P 500                              10%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. DECEMBER 31, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     58.7%

                                    MID CAP
                                 $2 billion to
                                  $10 billion
                                     38.1%

                                      CASH
                                      3.2%

                            TOP TEN INDUSTRY GROUPS

Machinery (10.8%)
Communications Equipment/Services (9.8%)
Raw & Intermediate Materials (9.7%)
Oil/Gas Services (8.4%)
Pharmaceuticals (7.5%)
Transportation Related (7.1%)
Miscellaneous Manufacturing (6.6%)
Building Related (6.1%)
Financial (6.1%)
Insurance (5.8%)
All Others (18.9%)
Cash (3.2%)

                              BRANDYWINE BLUE FUND
                      DECEMBER QUARTER "ROSES AND THORNS"

                                $ GAIN
     BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN    REASON FOR MOVE
     -----------------      -------------   ------    ---------------
      Companhia Vale
        do Rio Doce              $7.9        29.3     September-quarter earnings grew 35 percent. The leading producer of iron ore pellets, the key feedstock in steel production, enjoys strong pricing leverage in the year ahead thanks to demand for steel that is straining iron ore supply, which is expected to remain relatively static well into 2006.
                                                      Expectations for 2005 earnings are up 27 percent since July.

        Avaya Inc.               $5.3        23.1     September-quarter earnings more than tripled to $0.19 per share, beating estimates. Enterprise customers increasingly adopt Avaya's voice-over-
                                                      Internet protocol (VoIP) solutions in an effort to cut costs while merging voice messaging, email messaging and desktop computing applications. A number of recent acquisitions expanded the company's domestic and international presence, allowing it to gain market share.

          Nextel
   Communications, Inc.          $5.2        22.0     September-quarter earnings beat estimates as revenues grew 18 percent. Shares of the wireless phone carrier traded higher on news that it would be acquired by Sprint, creating a company with roughly 35 million customers. Your team sold Nextel following the announcement.

    Burlington Northern
      Santa Fe Corp.             $4.8        22.9     June-quarter earnings jumped 40 percent, beating estimates. The nation's second largest railroad operator benefits from an extremely tight transportation market, disciplined pricing and its ability to effectively increase volumes without disruption. The increasing use of western Powder
                                                      River Basin coal for energy generation is contributing to new business, as the coal is carried by rail to generation plants in mid-western, southern and some eastern states.

    Ingersoll-Rand Co.           $4.2        17.9     September-quarter earnings growth of 44 percent beat estimates. The diversified manufacturer, which makes Bobcat loading equipment and Thermo
                                                      King refrigeration trucks, benefits from an improving end-user demand in a favorable economic climate. The company completed the sale of its Desser-Rand business unit and announced plans to purchase Italian security company Cina, where it already owned a significant stake, during the quarter.

                                $ LOSS
     BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS    REASON FOR MOVE
     ----------------       -------------   ------    ---------------
       Xilinx, Inc.              $1.7        10.7     The world's largest maker of programmable semiconductors grew September-
                                                      quarter earnings 50 percent, but was forced to lower revenue guidance in a mid-quarter update as orders slowed and inventory grew. An ongoing inventory correction in the communications end-market and, specifically, weakness from wireless equipment customers persisted longer than expected. Your team sold shares to fund an idea with greater near-term earnings prospects.

      Motorola, Inc.             $1.4         5.7     The company exceeded September-quarter estimates with earnings of $0.20 a share, up from $0.06 a year ago. Your team sold Motorola after our research uncovered a large customer returning cell-phone inventory due to camera-
                                                      module issues. While the sale locked in a slight gain from initial purchase, it took place at a time when tech stocks were under pressure, resulting in a decline for the quarter.

 Smith International, Inc.       $0.9         6.8     The supplier of three-cone drill bits and fluid completion systems to oil and gas producers grew September-quarter earnings 46 percent as revenue jumped 21 percent. Margins contracted as volumes declined due to hurricanes in the Gulf of Mexico and rising costs for raw materials and transport services. Your team sold Smith at an overall gain to fund an idea with better near-term earnings prospects.

     Freeport McMoRan
    Copper & Gold, Inc.          $0.8        12.1     Shares of the copper and gold miner fell with copper prices in October amid speculation that cooling economic growth in China and the U.S. would correct the current supply and demand imbalance. When copper prices subsequently rebounded, investors focused on the company's exposure to gold, which it produces as a byproduct mainly to help offset production costs. Your team sold Freeport McMoRan to fund an idea with greater near-term upside.

    Affiliated Computer
      Services, Inc.             $0.3         2.9     The provider of information technology outsourcing solutions to commercial and government clients grew September-quarter earnings 20 percent, beating estimates. Shares retraced on concerns related to lower-than-expected bookings, which management attributed to timing. Despite giving up some ground during the quarter, your team sold Affiliated Computer at an overall gain.

All gains/losses are calculated on an average cost basis

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               December 31, 2004
                                  (Unaudited)

  SHARES                                                COST      VALUE (B)<F6>
  ------                                                ----      -------------

COMMON STOCKS - 96.8% (A)<F5>

             BUILDING RELATED - 6.1%
    330,600  Centex Corp.                          $ 16,451,485   $ 19,697,148
    372,900  Lennar Corp.                            17,614,872     21,135,972
                                                   ------------   ------------
                                                     34,066,357     40,833,120

                  THIS SECTOR IS 19.9% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 4.5%
    615,900  R. R. Donnelley & Sons Co.              21,274,648     21,735,111
    194,800  Fiserv, Inc.                             7,379,906      7,829,012
                                                   ------------   ------------
                                                     28,654,554     29,564,123

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 9.8%
  1,653,300  Avaya Inc.                              24,174,851     28,436,760
  2,023,300  Corning Inc.                            23,098,640     23,814,241
  3,412,100  Lucent Technologies Inc.                12,975,606     12,829,496
                                                   ------------   ------------
                                                     60,249,097     65,080,497

                  THIS SECTOR IS 8.0% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 1.5%
    196,800  Rockwell Automation Inc.                 6,161,220      9,751,440

                  THIS SECTOR IS 58.3% ABOVE YOUR FUND'S COST.

             FINANCIAL - 6.1%
    936,000  E*TRADE Financial Corp.                 13,872,098     13,993,200
    929,600  MBNA Corp.                              25,602,635     26,205,424
                                                   ------------   ------------
                                                     39,474,733     40,198,624

                  THIS SECTOR IS 1.8% ABOVE YOUR FUND'S COST.

             FOOD/RESTAURANTS - 3.4%
    713,000  McDonald's Corp.                        20,452,867     22,858,780

                  THIS SECTOR IS 11.8% ABOVE YOUR FUND'S COST.

             INSURANCE - 5.8%
    370,100  Allstate Corp.                          15,081,869     19,141,572
    374,600  SAFECO Corp.                            18,399,251     19,569,104
                                                   ------------   ------------
                                                     33,481,120     38,710,676

                  THIS SECTOR IS 15.6% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 3.4%
    390,000  Starwood Hotels & Resorts
              Worldwide, Inc.                        22,767,503     22,776,000

                  THIS SECTOR IS 0.0% ABOVE YOUR FUND'S COST.

             MACHINERY - 10.8%
    439,200  Danaher Corp.                           21,251,723     25,214,472
    344,300  Ingersoll-Rand Co.                      24,129,621     27,647,290
    227,100  ITT Industries, Inc.                    19,214,112     19,178,595
                                                   ------------   ------------
                                                     64,595,456     72,040,357

                  THIS SECTOR IS 11.5% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 2.8%
    206,300  McGraw-Hill Companies, Inc.             18,484,132     18,884,702

                  THIS SECTOR IS 2.2% ABOVE YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 3.3%
    348,600  Fisher Scientific International Inc.    20,921,925     21,745,668

                  THIS SECTOR IS 3.9% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 6.6%
    434,900  General Electric Co.                    13,424,507     15,873,850
    782,000  Tyco International Ltd.                 23,903,006     27,948,680
                                                   ------------   ------------
                                                     37,327,513     43,822,530

                  THIS SECTOR IS 17.4% ABOVE YOUR FUND'S COST.

             OIL/GAS SERVICES - 8.4%
    385,500  Halliburton Co.                         14,246,149     15,127,020
    346,900  Nabors Industries, Ltd.                 14,555,574     17,792,501
    443,300  Weatherford International Ltd.          18,935,476     22,741,290
                                                   ------------   ------------
                                                     47,737,199     55,660,811

                  THIS SECTOR IS 16.6% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 7.5%
    321,000  Amgen Inc.                              20,265,673     20,592,150
    985,800  Teva Pharmaceutical
              Industries Ltd. SP-ADR                 26,275,396     29,435,988
                                                   ------------   ------------
                                                     46,541,069     50,028,138

                  THIS SECTOR IS 7.5% ABOVE YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIALS - 9.7%
  1,200,000  Companhia Vale do Rio Doce-ADR          25,537,013     34,812,000
    300,000  Phelps Dodge Corp.                      24,025,658     29,676,000
                                                   ------------   ------------
                                                     49,562,671     64,488,000

                  THIS SECTOR IS 30.1% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 7.1%
    511,100  Burlington Northern Santa Fe Corp.      18,009,641     24,180,141
    340,200  Union Pacific Corp.                     21,083,060     22,878,450
                                                   ------------   ------------
                                                     39,092,701     47,058,591

                  THIS SECTOR IS 20.4% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    569,570,117    643,502,057

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 5.8% (A)<F5>

             COMMERCIAL PAPER - 5.6%
$37,000,000  UBS Finance (DE) LLC,
             due 01/03/05 - 01/04/05,
             discounts of 2.18% - 2.38%              36,993,743     36,993,743

             VARIABLE RATE DEMAND NOTE - 0.2%
  1,442,998  U.S. Bank, N.A., 2.17%                   1,442,998      1,442,998
                                                   ------------   ------------
             Total short-term investments            38,436,741     38,436,741
                                                   ------------   ------------
             Total investments                     $608,006,858    681,938,798
                                                   ------------
                                                   ------------
             Liabilities, less cash and
              receivables (2.6%) (A)<F5>                           (17,401,329
                                                                  ------------
              NET ASSETS                                          $664,537,469
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value, 100,000,000
             shares authorized), offering
             and redemption price
             ($664,537,469 / 23,390,092
             shares outstanding)                                        $28.41
                                                                        ------
                                                                        ------

(a)<F5> Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
ADR - American Depository Receipt

DEFINITIONS AND DISCLOSURES

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment companies including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 12/31/04, unless listed in the accompanying statements of net assets. Fund performance quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Earnings growth rates of the Funds mentioned refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. The Russell 3000, Russell 3000 Growth, Russell 1000, Russell 1000 Growth and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of December 31, 2004, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 11.95, -1.16 and 12.01 percent; the Russell 3000 Growth Index's were 6.93, -8.87 and 9.30 percent; the Russell 1000 Index's were 11.40, -1.76 and 12.16 percent; the Russell 1000 Growth Index's were 6.30, -9.29 and 9.59 percent; and the S&P 500 Index's were 10.88, -2.30 and 12.07 percent. Morningstar's "percent rank in category" is a fund's trailing total return percentile rank relative to all funds that have the same Morningstar category. Brandywine Blue Fund's 1-, 3-, 5- and 10-year returns through 12/31/04 ranked in the 1, 1, 3 and 9 percentiles out of the 1,306, 1,037, 743 and 259 funds in Morningstar's large-cap growth category for those respective time periods, according to Morningstar on 1/7/05. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

MORNINGSTAR WRITES ABOUT BRANDYWINE BLUE: "THIS FUND SPORTS AN OUTSTANDING PERFORMANCE RECORD. Most of the offerings in its category have turned in poor results over the past five years, but compared with its peers, this offering's returns are among the best."

Brandywine Blue's 19.3 percent gain in 2004 puts it in the top 1 percent of Morningstar's large-cap growth category for the year. The Fund's trailing three- and five-year returns through December rank in the top 1 percent and top 3 percent of the category, respectively.

                                                       Morningstar, January 2005

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
   (800) 656-3017          www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER

  OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: Rebecca Buswell, David Marky, Adam Rieger